THE VANTAGEPOINT FUNDS
Supplement dated November 2, 2009 to the Statement of Additional Information
dated May 1, 2009 and as supplemented July 20, 2009 and July 30, 2009
This supplement changes the disclosure in the Statement of Additional Information and provides new information that should be read together with the Statement of Additional Information.
INFORMATION ABOUT THE OFFICERS AND DIRECTORS
     The following replaces the information about Mr. Lynch in the Independent Directors table on page 34 of the Statement of Additional Information:

Other
	Positions	Term of Office	Principal	Directorships
Name, Address,*	Held with	and Length of	Occupation(s)	Held By
and Age	the Trust	Time Served	During Past Five Years	Director
Arthur R. Lynch (55)	Chair of the Board and Director, Audit Committee Member, Investment Committee Member, and Nominating Committee Member	Term expires October 2011 Director since November 1998	Consultant—City of Glendale, Arizona (October 2009 – present); Deputy City Manager—City of Glendale, Arizona (2005- October 2009); Chief Financial Officer—City of Glendale, Arizona (1985 — 2005)	N/A
* The business address for each Director and Officer is 777 N. Capitol Street N.E., Washington, D.C. 20002.
INVESTMENT SUBADVISERS OF THE VANTAGEPOINT INTERNATIONAL FUND
At a meeting on September 25, 2009 (the “September Meeting”), the Board of Directors of The Vantagepoint Funds (the “Board”), at the recommendation of Vantagepoint Investment Advisers, LLC (“VIA”), approved the termination of Capital Guardian Trust Company (“Capital Guardian”) as a subadviser to the International Fund.
Also at the September Meeting, the Board, at the recommendation of VIA, appointed Mondrian Investment Partners Limited (“Mondrian”) as a subadviser to the International Fund effective October 12, 2009.
SUBADVISERS
Delete the information regarding Capital Guardian on page 47 and pages 65-67 of the Statement of Additional Information.

The following should be read in conjunction with the information beginning on page 46 of the Statement of Additional Information:
Mondrian Investment Partners Limited (“Mondrian”), 10 Gresham Street, 5th Floor, London, EC2V 7JD, United Kingdom, serves as a subadviser to the International Fund. Mondrian is a limited liability company organized under the laws of England and Wales and is majority-owned by Mondrian’s senior management with the remainder held by private equity funds sponsored by Hellman & Friedman, LLC.
The following fee schedule should be read in conjunction with the fee schedules for the International Fund on pages 54-55 of the Statement of Additional Information:

			Amount	Amount	Amount
			Paid	Paid	Paid
Fund/Subadviser	Assets Managed	Fee	12/31/06	12/31/07	12/31/08
Mondrian	First $100 million	0.54%	N/A	N/A	N/A
	Over $100 million	0.40%
The following replaces footnote 10 to the fee schedule of the International Fund found on page 55:
[10]	A minimum fee of $337,500 was payable to Capital Guardian Trust Company, which ceased serving as a subadviser on October 11, 2009. Mondrian began serving the Fund as a subadviser on October 12, 2009. GlobeFlex and Walter Scott began serving as subadvisers on January 3, 2006.
The following should be read in conjunction with the information found under the section entitled “Additional Information Pertaining to Portfolio Managers of the Funds” beginning on page 57 of the Statement of Additional Information:
Mondrian
Other accounts managed by portfolio manager(s) as of June 30, 2009:

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Fund/Portfolio		Total Assets		Total Assets		Total Assets
Manager(s)	Number	(in millions)	Number	(in millions)	Number	(in millions)

International Fund
Elizabeth Desmond	8	$1,831	6	$3,012	22	$6,661
Nigel Bliss	1	$675	2	$325	16	$2,889
Potential Conflicts of Interests
Mondrian believes that there are not any material conflicts of interest that may arise in its management of Fund assets that have been allocated to it, and of any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that Mondrian believes can arise in the course of its investment management business activities, together with a summary of Mondrian’s policy in that area:

Allocation of aggregated trades
Mondrian may from time to time aggregate trades for a number of its clients. Mondrian’s policy requires that all allocations of aggregated trades must be fair among clients. Transactions involving commingled orders are allocated in a manner Mondrian deems equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to Mondrian’s clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.
Allocation of investment opportunities
Mondrian is an investment manager of multiple client portfolios. Mondrian must ensure that investment opportunities are allocated fairly among clients. Mondrian also states that there is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities. Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities. All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment committee meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates. See also “Side-by-side management of hedge funds” below.
Allocation of IPO opportunities
Mondrian believes that Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.
Dealing in investments as principal in connection with the provision of seed capital
Mondrian believes that a conflict of interest exists when a portfolio management firm manages its own money alongside client money. Mondrian generally does not trade for its own account. However, Mondrian affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles. Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients, e.g., the allocation of aggregated trades among clients. Mondrian states that these policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.
Directorships and external arrangements
Certain of Mondrian’s staff may hold positions in external organizations. Mondrian believes that there is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment / directorships) ahead of the interests of Mondrian clients. Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of Mondrian’s Chief Executive Officer (“ CEO”). Mondrian’s Chief Compliance Officer (“CCO”) must also be informed of all such appointments and changes. Mondrian states that its CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.
Dual agency
Mondrian believes that “dual agency” (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. Mondrian believes that in such circumstances, there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate. Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, Mondrian’s portfolio manager will first obtain approval from the Mondrian’s CCO. Mondrian states that its CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee personal account dealing
Mondrian believes that there are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian states that it has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction for their own account which conflicts with client interests. Mondrian’s rules which govern personal account dealing and general ethical standards are set out in Mondrian’s Code of Ethics.
Gifts and entertainment (received)
Mondrian has indicated that in the normal course of its business, Mondrian employees may receive gifts and entertainment from third parties, e.g., brokers and other service providers and that this results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients. Mondrian has a policy which requires that gifts and entertainment received are reported to Mondrian’s CCO (any items in excess of £100 require pre-approval). All gifts and entertainment are reviewed by Mondrian to ensure that they are not inappropriate and that Mondrian staff have not been unduly influenced by them.
Gifts and entertainment (given)
In addition, Mondrian states that in the normal course of business, its employees may provide gifts and entertainment to third parties. Mondrian believes that excessively lavish gifts and entertainment would be inappropriate. Mondrian has a policy which requires that any gifts and entertainment provided are reported to Mondrian’s CCO (any items in excess of £200 require pre-approval). All gifts and entertainment are reviewed by Mondrian to ensure that they are not inappropriate and that Mondrian staff have not attempted to obtain undue influence from them.
Performance fees
Mondrian believes that where an investment firm has clients with a performance fee arrangement, there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee. Mondrian believes that the potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Mondrian states that it allocates investment opportunities among its clients totally independently of fee arrangements.
Side-by-side management of hedge funds
Mondrian believes that where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions, there is potential for a conflict of interest to arise between the two types of portfolios. Mondrian acts as investment manager for certain hedge funds. Some of these hedge funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients. Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian states that it has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.

Soft dollar arrangements
Mondrian has indicated that it may use client funds to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Mondrian states that it may use this proprietary research in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage. With the exception of the receipt of proprietary research, Mondrian states that it has no other soft dollar or commission sharing arrangements in place with brokers.
Compensation of Portfolio Managers
Mondrian compensates its portfolio managers as follows:
1.	Competitive Salary - All portfolio managers are remunerated with a competitive base salary.
2.	Profit Sharing Bonus Pool - All Mondrian portfolio managers qualify for participation in an annual profit sharing pool determined by the firm’s profitability (approximately 30% of profits).
3.	Equity Ownership - Mondrian is ultimately controlled by a partnership of senior management and private equity funds sponsored by Hellman & Friedman, LLC, an independent private equity firm.
Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.
Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.
Compensation Committee
In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the firm’s Compensation Committee, which will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.
Defined Contribution Pension Plan
All portfolio managers are members of the Mondrian defined contribution pension plan under which Mondrian pays a regular monthly contribution and members may pay additional voluntary contributions if they wish. The pension plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the pension plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.
PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES
The following should be read in conjunction with the information found under the section entitled “Portfolio Manager Ownership of Fund Shares” on page 96 of the Statement of Additional Information:
As of September 30, 2009, none of the portfolio managers for Mondrian owned shares of the International Fund.

REVISED FEE SCHEDULE FOR THE DIVERSIFIED ASSETS FUND
Also, at the September Meeting, the Board, at the recommendation of VIA, approved Payden & Rygel’s appointment to manage the Diversified Assets Fund’s low duration bond strategy (the Board had previously appointed Payden & Rygel to manage this strategy on an interim basis at a meeting on March 27, 2009). In connection with this appointment, the Board approved an amendment to the fee schedule of the investment subadvisory agreement with Payden & Rygel for this strategy.
Therefore, the following revised fee schedule for Payden & Rygel with regard to the low duration bond strategy should replace the fee schedule information and accompanying footnote regarding that strategy found on page 55 of the Statement of Additional Information:

			Amount	Amount	Amount
			Paid	Paid	Paid
Fund/Subadviser	Assets Managed	Fee	12/31/06	12/31/07	12/31/08
Payden & Rygel	First $200 million	0.10%	N/A	N/A	N/A
(Low Duration Bond	Next $100 million	0.09%
Strategy)[12]	Over $300 million	0.08%
[12]	Payden & Rygel also began managing a low duration bond strategy for the Fund on April 3, 2009, at which time Drake ceased serving as a subadviser. From April 3, 2009 to September 27, 2009, Payden & Rygel’s fee schedule for this strategy was a flat rate of 0.19% for all assets in this strategy; however, Payden & Rygel had agreed to voluntarily waive a portion of its subadvisory fee for this low duration bond strategy during that time period such that its fees did not exceed 0.08%.
APPENDIX B
The following summary of Mondrian’s proxy voting policies and procedures should be read in conjunction with the proxy polices and procedures included under Appendix B of the Statement of Additional Information.
MONDRIAN INVESTMENT PARTNERS LIMITED
SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES
The Fund has formally delegated to its investment subadviser, Mondrian Investment Partners Limited (“Mondrian”), the ability to make proxy voting decisions in relation to portfolio securities held in the portion of the Fund managed by Mondrian. Mondrian will vote proxies on behalf of the Fund pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). Mondrian has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing Mondrian’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.
In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, RiskMetrics Group (“RMG”), to use its ISS Governance Services (“ISS”) to analyze proxy statements on behalf of the Fund and Mondrian’s other Sub-Adviser clients, and vote proxies generally in accordance with the Procedures. After a proxy has been voted for the Fund, RMG will create a record of the vote that will be available to stockholders and filed with the SEC on a yearly basis. The Committee is responsible for overseeing RMG’s proxy voting activities.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Mondrian will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and Mondrian will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund.
As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company’s operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.
Mondrian has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Mondrian receives on behalf of the Fund are voted by RMG in accordance with the Procedures. Because almost all Fund proxies are voted by RMG pursuant to the pre-determined Procedures, it normally will not be necessary for Mondrian to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Mondrian during the proxy voting process. In the very limited instances where Mondrian is considering voting a proxy contrary to RMG’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Mondrian or affiliated persons of Mondrian. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by RMG and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy, or they must vote the proxy in accordance with RMG’s original recommendation.
Please retain this supplement for future reference.